SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Deutsche Alternative Asset Allocation Fund

The following is in effect until August 11, 2014:

The name of the Fund is DWS Alternative Asset Allocation Fund and the name of the Trust is DWS Market Trust.

DeAWM Distributors, Inc. (“DDI”) is known as DWS Investments Distributors, Inc. (“DIDI”).

DeAWM Service Company (“DSC”) is known as DWS Investments Service Company (“DISC”).

All references to “Deutsche Asset & Wealth Management” are replaced by “DWS Investments”.

All references to “Deutsche funds” are replaced by “DWS funds”.

All Web site references that include “deutschefunds.com” are replaced by “dws‐investments.com”.

All references to “Deutsche” in the fund name of each underlying fund are replaced by “DWS”.

Please Retain This Supplement for Future Reference

August 1, 2014 PROSTKR-414